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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 28, 2004

       NATIONAL GLOBAL MBS MANAGER PTY LTD (as trust manager of National
                              RMBS Trust 2004-1).

                      NATIONAL GLOBAL MBS MANAGER PTY LTD
                      -----------------------------------
            (Exact name of registrant as specified in its charter)

    Commonwealth of
       Australia                333-64124               Not Applicable
---------------------      ---------------------   ------------------------
    (State or Other         (Commission File            (IRS Employer
      Jurisdiction               Number)             Identification No.)
   of Incorporation)

    Level 24, 500 Bourke Street, Melbourne VIC
                3000, Australia                       Not Applicable
-----------------------------------------------    --------------------
    (Address of Principal Executive Offices)           (Zip Code)

                               61(3) 8641-2157
               ---------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b)
        Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits.

Exhibit No.     Document Description

1.1 Underwriting Agreement, dated September 28, 2004, among National Australia Bank Limited, National Global MBS Manager Pty Ltd., Perpetual Trustee Company Limited, as Issuer Trustee of the Trust, and Deutsche Bank Securities Inc., on behalf of itself and the several Underwriters.

4.3 Supplemental Deed, dated September 28, 2004, among Perpetual Trustee Company Limited, as Issuer Trustee, National Global MBS Manager Pty Ltd, as Global Trust Manager, National Australia Bank Limited, as Seller and Servicer, and P.T. Limited, as Security Trustee.

4.7 Note Trust Deed, dated September 28, 2004, among Perpetual Trustee Company Limited, as Issuer Trustee, National Global MBS Manager Pty Ltd, as Global Trust Manager, and The Bank of New York, New York, as Note Trustee, Class A-1 Note Registrar and Class A-3 Note Registrar.

4.8 Agency Agreement, dated September 28, 2004, among Perpetual Trustee Company Limited, as Issuer Trustee, National Global MBS Manager Pty Ltd, as Global Trust Manager, The Bank of New York, New York, as Note Trustee, Class A-1 Note Registrar, Class A-3 Note Registrar and Principal Paying Agent, The Bank of New York, London Branch, as London Paying Agent and Calculation Agent, and Deutsche Bank Luxembourg S.A., as Luxembourg Paying Agent.

10.2 Liquidity Facility Agreement, dated September 28, 2004, among Perpetual Trustee Company Limited, as Issuer Trustee, National Global MBS Manager Pty Ltd, as Global Trust Manager, and National Australia Bank Limited, as Liquidity Facility Provider.

10.3 Redraw Facility Agreement, dated September 28, 2004, among Perpetual Trustee Company Limited, as Issuer Trustee, National Global MBS Manager Pty Ltd, as Global Trust Manager, and National Australia Bank Limited, as Redraw Facility Provider.

10.4.1 Fixed/Basis Swap, dated September 28, 2004, among National Australia Bank Limited, as Party A, Perpetual Trustee Company Limited, as Party B, and National Global MBS Manager Pty Ltd, as Global Trust Manager.

10.4.2 Currency Swap, dated September 28, 2004, among The Royal Bank of Scotland plc, as Party A, Perpetual Trustee Company Limited, as Party B, and National Global MBS Manager Pty Ltd, as Global Trust Manager.

10.4.3 Currency Swap, dated September 28, 2004, among Societe Generale Australia Branch, as Party A, Perpetual Trustee Company Limited, as Party B, and National Global MBS Manager Pty Ltd, as Global Trust Manager.


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



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               NATIONAL GLOBAL MBS MANAGER
                               PTY LTD



                               By: /s/ Bruce T. Richards
                                   -----------------------
                               Name:  Bruce T. Richards
                               Title: Principal Executive Officer


Dated:  October 8, 2004

                                 Exhibit Index

Exhibit No.       Document Description

1.1 Underwriting Agreement, dated September 28, 2004, among National Australia Bank Limited, National Global MBS Manager Pty Ltd., Perpetual Trustee Company Limited, as Issuer Trustee of the Trust, and Deutsche Bank Securities Inc., on behalf of itself and the several Underwriters.

4.3 Supplemental Deed, dated September 28, 2004, among Perpetual Trustee Company Limited, as Issuer Trustee, National Global MBS Manager Pty Ltd, as Global Trust Manager, National Australia Bank Limited, as Seller and Servicer, and P.T. Limited, as Security Trustee.

4.7 Note Trust Deed, dated September 28, 2004, among Perpetual Trustee Company Limited, as Issuer Trustee, National Global MBS Manager Pty Ltd, as Global Trust Manager, and The Bank of New York, New York, as Note Trustee, Class A-1 Note Registrar and Class A-3 Note Registrar.

4.8 Agency Agreement, dated September 28, 2004, among Perpetual Trustee Company Limited, as Issuer Trustee, National Global MBS Manager Pty Ltd, as Global Trust Manager, The Bank of New York, New York, as Note Trustee, Class A-1 Note Registrar, Class A-3 Note Registrar and Principal Paying Agent, The Bank of New York, London Branch, as London Paying Agent and Calculation Agent, and Deutsche Bank Luxembourg S.A., as Luxembourg Paying Agent.

10.2 Liquidity Facility Agreement, dated September 28, 2004, among Perpetual Trustee Company Limited, as Issuer Trustee, National Global MBS Manager Pty Ltd, as Global Trust Manager, and National Australia Bank Limited, as Liquidity Facility Provider.

10.3 Redraw Facility Agreement, dated September 28, 2004, among Perpetual Trustee Company Limited, as Issuer Trustee, National Global MBS Manager Pty Ltd, as Global Trust Manager, and National Australia Bank Limited, as Redraw Facility Provider.

10.4.1 Fixed/Basis Swap, dated September 28, 2004, among National Australia Bank Limited, as Party A, Perpetual Trustee Company Limited, as Party B, and National Global MBS Manager Pty Ltd, as Global Trust Manager.

10.4.2 Currency Swap, dated September 28, 2004, among The Royal Bank of Scotland plc, as Party A, Perpetual Trustee Company Limited, as Party B, and National Global MBS Manager Pty Ltd, as Global Trust Manager.

10.4.3 Currency Swap, dated September 28, 2004, among Societe Generale Australia Branch, as Party A, Perpetual Trustee Company Limited, as Party B, and National Global MBS Manager Pty Ltd, as Global Trust Manager.


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